Exhibit 99.1
Investor Conference Presentation

ABOUT FORWARD-LOOKING STATEMENTS: This presentation contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward- looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward-looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward-looking statements. Many risks and uncertainties may impact the matters addressed in these forward-looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation may not occur. PRESENTATION FORMATTING: Certain figures included in this publication have been rounded for presentation and are provided for comparative purposes only. Our periodic reports filed with the Securities and Exchange Commission contain more detailed information, including specific figures. NOTICE ABOUT THIS PRESENTATION

OVERVIEW HCC 3 (r)

CORPORATE PROFILE Specialty Insurance since 1974 Based in Houston, Texas with offices across the USA and international offices in Belgium, Bermuda, Ireland, Spain and the U.K. Diversified operations include: P&C and Life, Accident & Health Domestic and International Underwriting and Fee Based Rated AA (Very Strong) by Standard & Poor's, AA (Very Strong) by Fitch Ratings and A+ (Superior) by A.M. Best Company

CORPORATE PHILOSOPHY Long Term Growth of Shareholders' Equity through: Capital Preservation Prudent Risk Management Diversification of Operations Disciplined Underwriting Cycle Management Conservative Investment Philosophy

SHAREHOLDERS' EQUITY ($ in millions) See Notice About This Presentation 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 6/30/2008 S/E 440430000 458439000 530930000 763453000 882907000 1047000000 1323665000 1700000000 2043000000 2440000000 2564419000

GROWTH IN BOOK VALUE (per share data) See Notice About This Presentation 2003 2004 2005 2006 2007 6/30/2008 BV 10.91 12.99 15.26 18.28 21.21 22.19 12/31/03 - 6/30/08 CAGR = 17.1%

OPERATIONS HCC 8 (r)

LINES OF BUSINESS Diversified Financial Products Group Life, Accident & Health Aviation London Market Other Specialty Lines

DIVERSIFIED FINANCIAL PRODUCTS Directors' and Officers' Liability Errors and Omissions Surety Fidelity Credit Employment Practices Liability Financial Products

D&O AND E&O Majority of the D&O business is written excess, usually with high attachment points Majority of the Company's E&O business is written with limits of $1 million or less Except for run-off policies, HCC has not written multi-year policies The insurance provided is "claims made" with defense costs included within the policy limits Many major financial institutions purchase "Side A only" coverage See Notice About This Presentation

GROUP LIFE, ACCIDENT & HEALTH Medical Stop-Loss Specialty Disability Group Life Insurance Medical Excess Insurance Alternative Workers Comp / Occupational Accident Insurance Short Term Medical

AVIATION Pleasure and Business Aircraft Owners and Pilots Rotor Wing Aircraft Foreign Commuter Airlines Cargo Operations Military and Law Enforcement Antique and Vintage Aircraft Do not write Major Airlines, Product Manufacturers and Satellites

LONDON MARKET ACCOUNT Energy, Onshore and Offshore Marine Property Accident and Health

OTHER SPECIALTY LINES Event and Contingency Brown Water Marine U.K. Liability & Commercial Motor Public Entity DIC

HCC INSURANCE COMPANIES ($ in millions) GAAP Equity as of 6/30/08 GAAP Equity as of 6/30/08 A.M. Best S&P Fitch American Contractors Indemnity Company $ 114.9 A AA AA AVEMCO Insurance Company 77.2 A+ AA AA HCC Life Insurance Company 504.5 A+ AA AA Houston Casualty Company 1,625.1 A+ AA AA Perico Life Insurance Company 38.1 A NR AA United States Surety Company 51.0 A AA AA U.S. Specialty Insurance Company 347.9 A+ AA AA HCC Europe 124.1 NR AA NR HCC International Insurance Company 152.9 NR AA NR Lloyd's Syndicates 4040 & 4141 128.0 A** A+** NR ** Capacity effective 1/1/08 ** Lloyd's Market Rating See Notice About This Presentation *

HCC INTERMEDIARIES & UNDERWRITING OPERATIONS ($ in millions) Written Premium Written Premium 12/31/07 YTD 6/30/08 cineFinance Insurance Services $ 8.6 $ 5.9 Continental Underwriters / Covenant Underwriters 66.6 20.0 HCC Global Financial Products (U.S.) 276.6 131.4 HCC Global Financial Products (Intl.) 110.7 53.3 HCC Indemnity Guaranty 11.8 7.6 HCC Specialty Underwriters 124.4 65.3 HCC Underwriting Agency (Lloyd's) 102.1 51.9 Kenrick Corporation 56.1 29.5 Professional Indemnity Agency 232.2 114.1 RA&MCO Insurance Services 53.2 23.1 MultiNational Underwriters 40.0 17.4 * 2008 Estimate See Notice About This Presentation *

FINANCIALS HCC 18 (r)

STRONG BALANCE SHEET HCC 19 (r)

BUILDING THE BALANCE SHEET OUR STRATEGY Underwriting Profitability Organic Growth Retentions Duration of Loss Reserves Investment Income Acquisitions

BALANCE SHEET STRENGTHS Low Risk Investment Portfolio High Quality Reinsurers Conservative Loss Reserves Strong Liquidity Low Debt to Total Capital Ratio of 12.6% Shareholders' Equity of $2.6 Billion Assets of $8.3 Billion See Notice About This Presentation

See Notice About This Presentation 2003 2004 2005 2006 2007 6/30/2008 Reinsurance Recoverables 900 1100 1360 1170 960 1030 SE 1050 1330 1690 2040 2440 2560 Reinsurance Recoverables 900 0.833 0.806 0.573 0.392 0.402 REINSURANCE RECOVERABLES AS % SHAREHOLDERS' EQUITY

NET LOSS RESERVES ($ in millions) See Notice About This Presentation 2003 2004 2005 2006 2007 6/30/2008 Net IBNR 516 768 1073 1187 1277 Net Loss Reserves 710 1060 1530 2110 2340 2480 Net Case Reserves 544 762 1037 1153 1203 $1,060 $1,530 $2,110 $2,340 $2,480

OPERATING CASH FLOW ($ in millions) See Notice About This Presentation 2003 2004 2005 2006 2007 6/30/2008 Cash Flow 570 670 620 650 730 230

INVESTMENT ASSETS ($ in millions) See Notice About This Presentation 2003 2004 2005 2006 2007 6/30/2008 Investment Assets 1710 2470 3260 3930 4670 4760

Taxable Securities Tax Exempt Securities Other Cash Short Term Investments 6/30/2007 46 39 3 1 11 CONSERVATIVE INVESTMENT PORTFOLIO (Cash and Investments) See Notice About This Presentation June 30, 2008 $4.8 million Short Term Investments - 11% Tax Exempt Securities - 39% Average Rating - AA+ Average Maturity: 10.2 years Duration: 6.6 years Taxable Securities - 46% Average Rating - AA+ Average Maturity: 4.4 years Duration: 3.6 years Other - 3% Cash - 1%

Fixed Income Securities Average Rating AA+ Average Duration 5.0 years Average Life 7.0 years Fixed Income Securities $4,068.0 Short-term Investments 527.1 Other Investments 156.9 Equity Securities 10.5 Total Invested Assets $4,762.5 See Notice About This Presentation INVESTED ASSETS June 30, 2008 ($ in millions and at fair value)

INVESTMENTS SUBPRIME/CREDIT MARKET EXPOSURE Minimal Subprime / Alt A Quality Municipal Bond Portfolio Commercial Mortgage Backed Securities Quality Short-Term Investments No CDOs or CLOs See Notice About This Presentation

TOTAL ASSETS ($ in millions) See Notice About This Presentation 2003 2004 2005 2006 2007 6/30/2008 Total Assets 4900 5900 7000 7600 8100 8300

SHAREHOLDERS' EQUITY ($ in millions) See Notice About This Presentation 2003 2004 2005 2006 2007 6/30/2008 SE 1050 1330 1690 2040 2440 2560

INCOME STATEMENT HCC 31 (r)

WRITTEN PREMIUM ($ in millions) 2003 2004 2005 2006 2007 6/30/2008 Gross Written Premium 1620 1980 2040 2240 2450 1270 Net Written Premium 870 1110 1500 1810 1990 1060 See Notice About This Presentation

NET EARNED PREMIUM ($ in millions) 2003 2004 2005 2006 2007 6/30/2008 NEP 738 1010 1370 1710 1990 1000 See Notice About This Presentation

FEE & COMMISSION INCOME ($ in millions) 2003 2004 2005 2006 2007 6/30/2008 F&C 143 184 133 137 140 62 See Notice About This Presentation

INVESTMENT INCOME ($ in millions) 2003 2004 2005 2006 2007 6/30/2008 Investment Income 47 65 99 153 206 95 See Notice About This Presentation

TOTAL REVENUE ($ in millions) 2003 2004 2005 2006 2007 6/30/2008 Total Revenur 940 1280 1640 2080 2390 1160 See Notice About This Presentation

NET EARNINGS ($ in millions, * affected by catastrophes) 2003 2004* 2005* 2006 2007 6/30/2008 Net Earnings 142 163 191 342 395 173 See Notice About This Presentation

NET EARNINGS PER DILUTED SHARE (* affected by catastrophes) 2003 2004* 2005* 2006 2007 6/30/2008 Net Earnings per diluted share 1.47 1.65 1.75 2.93 3.38 1.49 See Notice About This Presentation

2003 2004* 2005* 2006 2007 Peer Group Average** 0.959 0.934 0.91 0.844 0.841 Industry Combined Ratio 1.001 0.989 1.012 0.922000000232828 0.949 HCC GAAP Combined Ratio 0.907 0.905 0.932 0.842 0.834 COMBINED RATIO (* affected by catastrophes) See Notice About This Presentation

SUMMARY HCC 40 (r)

2003 2004* 2005* 2006 2007 Industry Average 0.113 0.125 0.111 0.155 0.112 HCC Average 0.171 0.171 0.171 0.171 0.171 HCC 0.147 0.137 0.127 0.183 0.176 See Notice About This Presentation RETURN ON AVERAGE EQUITY (* affected by catastrophes)

HCC KEY STRENGTHS Specialty lines only, across property & casualty and life, accident & health segments of the insurance industry Strong management and underwriting talent Conservatively assess catastrophe exposures and purchase adequate reinsurance to protect shareholders' equity No significant net loss reserve development Market difficulties should not be major issues Consistent ROAE averaging 15.4% during past 5 years despite two years of major windstorm catastrophes See Notice About This Presentation

ABOUT FORWARD-LOOKING STATEMENTS: This presentation contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward- looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward-looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward-looking statements. Many risks and uncertainties may impact the matters addressed in these forward-looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation may not occur. PRESENTATION FORMATTING: Certain figures included in this publication have been rounded for presentation and are provided for comparative purposes only. Our periodic reports filed with the Securities and Exchange Commission contain more detailed information, including specific figures. NOTICE ABOUT THIS PRESENTATION